Prepaid Expenses and Other Current Assets (Tables)	12 Months Ended
Sep. 30, 2024
Prepaid Expenses and Other Current Assets [Abstract]
Schedule of Prepaid Expenses and Other Current Assets

Prepaid expenses and other current assets consisted of the following:

	As of September 30,
	2024	2023
Loans to third parties(1)	$1,232,268	$3,154,873
Receivables from third parties(2)	593,327	613,580
Prepaid expenses(3)	143,604	24,152
Deferred offering costs	-	1,356,176
Others	90,854	59,535
Allowance for doubtful accounts	(427,351)	(352,935)
Total prepaid expenses and other current assets	$1,632,702	$4,855,381
(1)	In June 2023, the Company entered into agreements with Hangzhou Bota Commercial Co. Ltd. (“Hangzhou Bota”), to lend RMB19,000,000 (approximately $2,604,167) to Hangzhou Bota, with annualized interest rate ranging from 3.55% to 3.90%, and due in June 2024. The Group has collected all the balance in June 2024.

In July 2024, the Company entered into agreements with Hangzhou Bota Commercial Co. Ltd. (“Hangzhou Bota”), to lend RMB6,000,000 (approximately $854,993) to Hangzhou Bota, with annualized interest rate at 3.92%, and due in July 2025.

The remaining loans to several third parties for their daily operations are due within one year or on demand.

(2)

The balance represented receivables from the disposal of equipment to several third parties and other miscellaneous receivables from third parties. The Group has collected $481,361 of these receivables from third parties as of the date of this annual report.

(3)	The balance represented the unamortized portion of prepayments made to certain of the Group’s service providers for daily operations.